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                                                                       Exhibit 3




















                                 Neurochem Inc.

                             4,000,000 Common Shares



                         FORM OF UNDERWRITING AGREEMENT









March  __, 2005




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                                 NEUROCHEM INC.


                             UNDERWRITING AGREEMENT




                                                                 March ___, 2005


UBS Securities LLC
CIBC World Markets Corp.
Piper Jaffray & Co.
Desjardins Securities Inc.
Wells Fargo Securities, LLC
BMO NESBITT BURNS INC.
FORTIS SECURITIES LLC
     c/o UBS Securities LLC
         299 Park Avenue
         New York, New York 10171-0026

Ladies and Gentlemen:

         Neurochem Inc., a corporation organized under the Canada Business Corporations Act (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 4,000,000 shares of its common shares without nominal or par value (the "Common Shares") (the "Firm Shares") of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 600,000 shares of its Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectuses which are referred to below.

         The Company has prepared and filed with the securities regulatory authorities (the "Canadian Commissions") in each of the provinces of Canada (the "Provinces") a preliminary base PREP short form prospectus dated February 23, 2005 relating to the distribution of the Shares (together with any documents incorporated therein by reference, any supplements or amendments thereto and with any translations thereof, the "Canadian Preliminary Prospectus") in accordance with applicable securities legislation of the Provinces and the rules, regulations, blanket rulings, orders and notices made thereunder and the local, uniform and national policies adopted by the Canadian Commissions (collectively, as applied and interpreted, the "Canadian Securities Laws"). The Company has prepared the Canadian Preliminary Prospectus pursuant to the Canadian Securities Administrators' National Instruments 44-101 Short Form Prospectus Distributions and 44-103 Post-Receipt Pricing.

         The Company has also prepared and filed with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Canada/U.S. Multi-Jurisdictional Disclosure System adopted by the Canadian Commissions and the Commission (the "MJDS"), a registration statement on Form F-10 (Registration No. 333-122965) covering the registration of the Shares under the U.S. Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "1933 Act"), including the Canadian Preliminary Prospectus with such deletions therefrom and additions or changes thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the "U.S. Preliminary Prospectus"). The Company has also prepared and filed with the Commission an



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Appointment of Agent for Service of Process and Undertaking on Form F-X at the
time of the initial filing of the Registration Statement (the "Form F-X").

         In addition, the Company (a) has prepared and filed (i) with the Canadian Commissions a final base PREP short form prospectus dated the date hereof relating to the distribution of the Shares (including any documents incorporated therein by reference and any supplements or amendments thereto and with any translations thereof, the "Canadian Final Prospectus"), pursuant to the Canadian Securities Administrators' National Instruments 44-101 Short Form Prospectus Distributions and 44-103 Post-Receipt Pricing, omitting the PREP Information (as hereinafter defined) in accordance with the rules and procedures established pursuant to the Canadian Securities Administrators' National Instrument 44-103 Post-Receipt Pricing (the "PREP Procedures") and (ii) with the Commission an amendment to such registration statement, including the Canadian Final Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) omitting the PREP Information, and (b) will prepare and file, as promptly as possible and in any event within two Business Days of the execution and delivery of this Agreement, (i) with the Canadian Commissions, in accordance with the PREP Procedures, a supplemented prospectus setting forth the PREP Information (including any documents incorporated therein by reference and any supplements or amendments thereto and with any translations thereof, the "Canadian Supplemented Prospectus"), and (ii) with the Commission, in accordance with the General Instructions of Form F-10, the Canadian Supplemented Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the "U.S. Supplemented Prospectus")). The information, if any, included in the Canadian Supplemented Prospectus that is omitted from the Canadian Final Prospectus for which a final receipt has been obtained from the Canadian Commissions, but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus, is referred to herein as the "PREP Information."

         Each aforesaid prospectus relating to the distribution of the Shares
(a) used in the United States (i) before the time the registration statement on Form F-10 became effective under the 1933 Act (the "Effective Date") or (ii) after such effectiveness and prior to the execution and delivery of this Agreement or (b) used in Canada (i) before a receipt for the Canadian Final Prospectus had been obtained from the Canadian Commissions or (ii) after such receipt had been obtained and prior to the execution and delivery of this Agreement, in each case, including the documents incorporated by reference therein and any supplements or amendments thereto and with any translations thereof, that omits the PREP Information, is herein called a "Preliminary Prospectus." The registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective, is herein called the "Registration Statement." The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein and any supplements thereto, is herein called the "U.S. Prospectus," except that if a U.S. Supplemented Prospectus is thereafter furnished to the Underwriters, including a U.S. Supplemented Prospectus that includes the PREP Information, after the execution of this Agreement (whether or not such prospectus is required to be filed pursuant to the 1933 Act), the term "U.S. Prospectus" shall mean such U.S. Supplemented Prospectus, including the documents incorporated by reference therein and any supplements thereto. The Canadian Final Prospectus for which a final receipt has been obtained from the Canadian Commissions is herein referred to as the "Canadian Prospectus," except that, if, after the execution of this Agreement, a Canadian Supplemented Prospectus is thereafter filed with the Canadian Commissions, the term "Canadian Prospectus" shall mean such Canadian Supplemented Prospectus, including the documents incorporated by reference therein and any amendments or supplements thereto and with any translations thereof. Any amendment to the Canadian Prospectus, and any amended or supplemented prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities



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Laws prior to the Time of Purchase (as hereinafter defined) or, where such document is deemed to be incorporated by reference into the Canadian Prospectus, prior to the expiry of the period of distribution of the Shares, is referred to herein collectively as the "Supplementary Material."

         The U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are hereinafter collectively sometimes referred to as the "Preliminary Prospectuses." The U.S. Supplemented Prospectus and the Canadian Supplemented Prospectus are hereinafter collectively sometimes referred to as the "Supplemented Prospectuses." The U.S. Prospectus and the Canadian Prospectus are hereinafter collectively sometimes referred to as the "Prospectuses."

         The Underwriters shall offer the Shares for sale to the public directly and through other investment dealers and brokers in the Provinces and the United States only as permitted by applicable law and upon the terms and conditions set forth in the Prospectuses and this Agreement. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Prospectus, the U.S. Preliminary Prospectus or the U.S. Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than the Provinces or such states of the United States where the Shares are duly qualified under U.S. federal and applicable U.S. state securities laws, in such manner as to require registration of the Shares or the filing of a prospectus or any similar document with respect to the Shares by the Company therein. The Underwriters agree that each of the Underwriters that is not registered as a broker-dealer under Section 15 of the U.S. Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the "1934 Act"), will not offer or sell any Shares in, or to persons who are nationals or residents of, the United States other than through one of its U.S. registered broker-dealer affiliates or otherwise in compliance with the 1934 Act Rule 15a-6. Sales of Shares in the Provinces may be made only by an Underwriter that is either registered in the appropriate category or exempt from registration under applicable Canadian Securities Laws or by its duly registered Canadian affiliate or agent.

         The Company and the Underwriters agree as follows:

         1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of U.S.$[___] per Share for Shares initially offered in the United States and Cdn$[__] per Share for Shares initially offered in Canada. The Company is advised that the Underwriters intend
(i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectuses. The Underwriters may from time to time, after the Shares have initially been offered to the public, increase or decrease the public offering price to such extent as you may determine.

         In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by UBS Securities LLC ("UBS Securities") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Each such notice shall set forth the aggregate number of



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Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Time of Purchase"); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second Business Day after the date on which the option shall have been exercised nor later than the tenth Business Day after the date on which the option shall have been exercised. As used herein, "Business Day" shall mean a day on which each of the New York Stock Exchange and the Toronto Stock Exchange (the "TSX") is open for trading. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

         2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made by UBS Securities, as Underwriter and on behalf of the other Underwriters, to the Company by Federal Funds wire transfer against delivery of the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [_________], 2005 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "Time of Purchase." Electronic transfer of the Firm Shares shall be made to you at the Time of Purchase in such names and in such denominations as you shall specify.

         Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the Additional Time of Purchase in such names and in such denominations as you shall specify.

         As compensation to the Underwriters for their obligations hereunder, at the Time of Purchase the Company will pay to UBS Securities, for the accounts of the Underwriters, a commission equal to (a) U.S.$[_____] per Share, other than Shares that Power Technology Investment Corporation ("PTIC") and the FMRC Family Trust ("FMRC") have committed to purchase, then being purchased by the Underwriters and (b) U.S.$[_____] per Share in respect of Shares PTIC and FMRC have committed to purchase and (ii) any Additional Time of Purchase the Company will pay to UBS Securities, for the accounts of the Underwriters, a commission equal to U.S. $[_____] per Share then being purchased by the Underwriters.

         Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Davies Ward Phillips & Vineberg LLP, 1501 McGill College Avenue, Montreal, Quebec, Canada, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

         3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters as follows (it being understood that reference to any disclosure made in the Registration Statement and Prospectus includes disclosure set forth in any of the documents incorporated by reference therein):

         (a) the Company is a "foreign private issuer" (as defined in Rule 405 under the 1933 Act) and meets the requirements for use of Form F-10 under the 1933 Act and is eligible for the use of a short form prospectus, the PREP procedures and the MJDS provided under the Canadian Securities Laws; a receipt has been obtained from the Canadian Commissions in respect of the Canadian Final Prospectus, and no order suspending the distribution of the Shares has been issued by the Canadian Commissions; a registration statement (Registration No. 333-122965) on Form F-10 relating to the Shares, including a U.S. Preliminary Prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the 1933 Act and has been filed with the



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     Commission; copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Underwriters; there are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be filed or made publicly available in connection with the listing of the Shares on the TSX that have not been filed or made publicly available as required; there are no documents required to be filed with the Canadian Commissions in connection with the Canadian Preliminary Prospectus, the Canadian Supplemented Prospectus or the Canadian Prospectus that have not been filed as required;

         (b) on the Effective Date, the date the Canadian Prospectus is first filed with the Canadian Commissions and the date the U.S. Prospectus is first filed with the Commission, at all subsequent times through and including the Time of Purchase, any Additional Time of Purchase and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the U.S. Prospectus is filed with the Commission or any amendment or supplement is filed with the Canadian Commissions (A) the Canadian Prospectus, together with the Supplementary Material, did and will comply with the requirements of the Canadian Securities Laws pursuant to which it has been filed and did and will provide full, true and plain disclosure of all material facts (for the purposes of the Canadian Securities Laws) relating to the Company and to the Shares and did not and will not contain any misrepresentation (for the purposes of the Canadian Securities Laws), (B) the U.S. Prospectus did and will conform to the Canadian Prospectus (and vice versa) except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission relating thereto, (C) the Registration Statement (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included therein, and the Form F-X did or will comply with all applicable provisions of the 1933 Act, (D) no part of the Registration Statement or any such amendment or supplement did or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (E) the U.S. Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided however, that the foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information solely relating to any Underwriter and furnished in writing by or on behalf of such Underwriter to the Company specifically for inclusion in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus; the Company has not distributed and will not distribute prior to the later of (i) the Time of Purchase or any Additional Time of Purchase, as the case may be, and (ii) the completion of the distribution of the Shares, any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectuses, the U.S. Prospectus, the Canadian Prospectus or other materials, if any, permitted by the 1933 Act and the Canadian Securities Laws; the documents that are incorporated by reference in the Canadian Prospectus, when they were or are filed with the Canadian Commissions, conformed or will conform, respectively, in all material respects with the requirements of the Canadian Securities Laws, and none of such documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has not received, and has no notice of, any order of the Canadian Commissions or of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each of the Preliminary Prospectuses, at the time of filing thereof, conformed in all material respects to the requirements of the Canadian Securities Laws or the 1933 Act, as applicable;



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         (c) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectuses entitled "Capitalization" and, as of the Time of Purchase and any additional Time of Purchase, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectuses entitled "Capitalization" (subject, in each case, to the issuance of Common Shares upon exercise of stock options and warrants or pursuant to rights to acquire or obligations of the Company to issue securities disclosed as outstanding or existing in the Registration Statement and the Prospectuses and grant of options under existing stock option plans described in the Registration Statement and the Prospectuses); all of the issued and outstanding share capital of the Company, including the Common Shares, has been duly authorized and validly issued and is fully paid and non-assessable, has been issued in compliance with all applicable securities laws and was not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Common Shares will not, upon issuance thereof, be foreign property for the purposes of part XI of the Income Tax Act (Canada);

         (d) the Company has been duly organized and is validly existing as a corporation in good standing under the Canada Business Corporations Act (the "CBCA"), with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectuses, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

         (e) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

         (f) the Company has no subsidiaries (as defined in the 1933 Act) other than as listed on Schedule B attached hereto (collectively, including the LP (as defined below), the "Subsidiaries"); other than the capital stock of the Subsidiaries or as described in the Registration Statement and the Prospectuses, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the articles of incorporation and by-laws or other organizational documents of each of the Company and the Subsidiaries and all amendments thereto have been made available to you, and no changes therein will be made subsequent to the date hereof and prior to the Time of Purchase or any Additional Time of Purchase; each Subsidiary has been duly organized and is validly existing as a corporation or, in the case of Neurochem Luxco I S.C.S. (the "LP"), as a limited partnership and is in good standing under the laws of the -- jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses; each Subsidiary is duly qualified to do business as a foreign corporation or, in the case of the LP, as a limited partnership and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, either directly or indirectly through one or more Subsidiaries, subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into



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     shares of capital stock or other equity interests in the Subsidiaries are outstanding, other than those warrants, options or other rights held by the Company or a Subsidiary; other than Neurochem (International) Limited and as disclosed in the Registration Statement and Prospectuses, none of the Subsidiaries have any material assets (other than equity interests in other Subsidiaries), material liabilities (other than to the Company or other Subsidiaries) or material operations;

         (g) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights granted by the Company or, to the knowledge of the Company, by any other person;

         (h) the share capital of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectuses; the certificates for the Shares are in due and proper form and conform to the requirements of the CBCA, the articles of incorporation of the Company and applicable requirements of the TSX or have been otherwise approved by the TSX;

         (i) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except to the extent that rights to indemnity may be limited by applicable law;

         (j) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective articles of incorporation and by-laws or other organizational documents, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, other than, in the case of this clause (ii), (A) such breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect and (B) as disclosed in the Registration Statement and Prospectus; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) or result in the creation or imposition of any hypothecation, lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries under, the articles of incorporation and by-laws or other organizational documents of the Company or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, provincial, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

         (k) no approval, authorization, consent or order of or filing with any federal, provincial, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares to the public or the consummation by the Company of the transactions contemplated hereby other than (i) registration of the offer and sale of the Shares under the 1933 Act, (ii) as may be required under the Canadian Securities Laws or by the TSX, which have been effected by the Company, (iii) any notices and filings required to be given to, or made with, the TSX and The Nasdaq Stock Market, Inc., which have been or will be given or made on a timely basis by the Company and (iv) any necessary qualification under the securities or blue sky laws of the various U.S. state jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the fairness of the underwriting arrangements relating to this Agreement;

         (l) except as set forth in the Registration Statement and the Prospectuses, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any of the Company's share capital or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any of the Company's share capital or other equity interests of the Company granted by the Company or, to the actual knowledge of the Company, by any other person, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the 1933 Act or any Canadian Securities Laws any Common Shares or any other share capital or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or Prospectuses or the offering contemplated thereby, other than those that have been waived;

         (m) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, provincial, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to have such license, authorization, consent or approval would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, provincial, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

         (n) all contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or in the Prospectuses or to be filed with the Commission as an exhibit to the Registration Statement or filed with the Canadian Commissions have been so described or filed as required;

         (o) except as disclosed in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company's knowledge, contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, provincial, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except such as would not result in a judgment, decree or order having, individually or in the aggregate, a

     Material Adverse Effect or materially interfering with the consummation of the transactions contemplated hereby; except as disclosed in the Registration Statement and the Prospectus, the Company has not been party to any material affiliated-party transactions or any off-balance sheet arrangement (as defined in General Instruction B.(11) of Form 40-F) during the most recent three fiscal years;

         (p) KPMG LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included as part of the Registration Statement and the Prospectuses, are independent public accountants as required by the 1933 Act and are independent within the meaning of the Canadian Securities Laws;

         (q) the audited consolidated financial statements included in the Registration Statement and the Prospectuses, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with accounting principles generally accepted in Canada ("Canadian GAAP") applied on a consistent basis during the periods involved, together with any required reconciliation, in accordance with the 1933 Act and the Commission's rules and guidelines, to accounting principles generally accepted in the U.S. ("U.S. GAAP"); there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectuses that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectuses;

         (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the share capital or outstanding indebtedness of the Company or the Subsidiaries as a consolidated group or (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company;

         (s) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and officers and each shareholder named in Exhibit A-1 hereto;

         (t) the Company is not and will not, as a result of the offering and sale of the Shares, be (i) required to register as an "investment company" or (ii) "controlled" by an entity required to be registered as an "investment company," as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"); the disclosure in the Registration Statement and Prospectus regarding the Company's status as a "passive foreign investment company" is accurate and complete; to the Company's knowledge, the Company is not a "controlled foreign corporation";

         (u) Except as disclosed in the Registration Statement and Prospectus, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement and in the Prospectuses as being owned by each of them, free and clear of all (i) material liens, (ii) claims, (iii) security interests or (iv) other encumbrances;

         (v) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectuses as being owned or licensed by them except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"). The Company has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary for the commercialization of the Company's product candidates that are described in the Registration Statement and the Prospectuses. The Company has no knowledge of third parties who have rights to any Intellectual Property, except as disclosed in the Registration Statement and the Prospectuses and except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company. To the Company's knowledge, there is no infringement by third parties of any Intellectual Property; except as disclosed in the Registration Statement and the Prospectuses, there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or, to the Company's knowledge, claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which form a reasonable basis for any such claim; except as disclosed in the Registration Statement and the Prospectuses, there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or, to the Company's knowledge, claim by others challenging the validity or enforceability of any Intellectual Property, and the Company is unaware of any finding of unenforceability or invalidity of the Intellectual Property, except as disclosed in the Registration Statement and the Prospectuses, there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or, to the Company's knowledge , claim by others that the Company infringes or otherwise violates (or would infringe or otherwise violate upon commercialization of the Company's product candidates as described in the Registration Statement and the Prospectuses) any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which form a reasonable basis for any such claim, except as disclosed in the Registration Statement and the Prospectuses; except as disclosed in the Registration Statement and Prospectus, to the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and to the Company's knowledge, there is no prior art that necessarily renders any patent application owned by the Company unpatentable that has not been disclosed to the U.S. Patent and Trademark Office, except as disclosed in the Registration Statement and the Prospectuses;

         (w) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, provincial, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

         (x) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

         (y) except as disclosed in the Registration Statement and the Prospectuses, the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary practice of the industry in which the Company operates to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Time of Purchase and any Additional Time of Purchase;

         (z) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectuses any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

         (aa) other than in connection with the dispute described in the Registration Statement and Prospectuses under the heading "Legal Proceedings," the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement or the Prospectuses or required to be filed with the Commission as an exhibit to the Registration Statement or filed with the Canadian Commissions, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

         (bb) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (cc) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the 1934 Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the 1934 Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications applicable to the Company required by (y) Multilateral Instrument 52-109 - Certification of Disclosure in Issuer's Annual and Interim Filings and (z) the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company, the Subsidiaries and the Company's directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ promulgated thereunder;

         (dd) since August 19, 2003, the Company has not, directly or indirectly, including through any subsidiary (i) extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or to or for any family member or affiliate of any director or executive officer of the Company or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any family member or affiliate of any director or executive officer;

         (ee) any statistical and market-related data included in the Registration Statement and the Prospectuses are based on or derived from sources that the Company believes to be reliable and accurate, and no consents were required for the use of such data from such sources;

         (ff) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectuses;

         (gg) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act, the Canadian Securities Laws, the rules of the TSX or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (hh) to the Company's knowledge after reasonable inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or

     5% or greater securityholders, and the Company is not a related or connected issuer of any of the Underwriters within the meaning of the Canadian Securities Laws;

         (ii) there are no stamp or other issuance or transfer taxes or duties, no capital gains, income, withholding or other taxes and no other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision or taxing authority thereof, or Canadian federal law, or the laws of any province, or any political subdivision or taxing authority thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares to be issued and sold by it;

         (jj) the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or any Subsidiary or in which the Company, any Subsidiary or its products or product candidates have participated that are described in the Registration Statement and the Prospectuses or the results of which are referred to in the Registration Statement and the Prospectuses were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures; the Company and each Subsidiary has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of Health Canada and the U.S. Food and Drug Administration (collectively, the "Regulatory Authorities"); the Company has not received any notices or other correspondence from the Regulatory Authorities or any other governmental agency requiring the termination, suspension or modification of any clinical or pre-clinical studies or tests that are described in the Registration Statement or the Prospectuses or the results of which are referred to in the Registration Statement or the Prospectuses;

         (kk) the Shares have been approved, subject to customary conditions, for quotation on the Nasdaq National Market and for listing, subject to customary listing conditions, on the TSX; all acts have been taken and all documents required to be filed under the Canadian Securities Laws and TSX and Nasdaq rules (except routine post-closing matters) to enable the Shares to trade on the TSX and Nasdaq;

         (ll) Computershare Trust Company of Canada and its U.S. affiliate, Computershare Trust Company, Inc., have been duly appointed as registrar and transfer agent for the Common Shares; and

         (mm) except as disclosed in the Registration Statement and the Prospectuses, there is no agreement in force or effect which in any manner affects or will affect the voting or control of any of the Securities of the Subsidiaries or, to the knowledge of the Company, of the Company.

     In addition, any certificate signed by any officer on behalf of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

         4. Certain Covenants of the Company. The Company hereby agrees:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the

     Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective (as to the U.S. Prospectus) or after the filing thereof (as to the Canadian Prospectus), and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectuses (or of the Prospectuses as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the 1933 Act and the Canadian Securities Laws; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the 1933 Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the 1933 Act;

         (c) not to file, either prior to the Effective Date or thereafter during such period as a prospectus required by law to be delivered in connection with sales of the Shares by the Underwriters or dealer, any amendment or supplement to the Registration Statement or the Prospectuses unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the proposed filing thereof and the Underwriters shall not have objected thereto;

         (d) to comply with the requirements of the PREP Procedures and General Instructions of Form F-10 and file the Canadian Supplemented Prospectus with the Canadian Commissions no later than the day which is two Business Days following this Agreement; to use its reasonable best efforts to obtain a receipt for the Canadian Prospectus from the Canadian Commissions and to use its reasonable best efforts to cause the Commission to declare the Registration Statement effective; to notify the Representatives promptly,
     (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Canadian Commissions or the Commission for amendments or supplements to the Registration Statement, the Canadian Final Prospectus, the U.S. Prospectus or the Canadian Prospectus or for additional information with respect thereto, (iii) of the issuance by the Commission or any Canadian Commission of any stop order or cease trading order suspending the effectiveness of the Registration Statement or the Canadian Prospectus, respectively, or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in Section 4(f) hereof that makes any statement made in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus untrue or that requires the making of any changes in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representatives or attorney of the Company of any other communication from the Canadian Commissions or the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus, the Canadian Final Prospectus, the U.S. Prospectus or the Canadian Prospectus; if at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or any Canadian Commission shall issue any cease trading order or any U.S. state or Blue Sky securities regulator shall issue any order suspending the distribution of the Shares, to use its best efforts to obtain the withdrawal of such order at the earliest possible moment; and to use its best efforts to prevent the issuance of any such order;

         (e) to file promptly (i) all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the 1934 Act, including any additional documents required to be filed if the Company ceases to be a foreign private issuer, (ii) all reports and other documents required to be filed by the Company with the Canadian Commissions to comply with Canadian Securities Laws and with the TSX and Nasdaq to procure and ensure the continued listing of the Shares thereon subsequent to the date of the Prospectuses and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to
     Section 13, 14 or 15(d) of the 1934 Act or pursuant to the Canadian Securities Laws a reasonable period of time prior to any proposed filing;

         (f) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the 1933 Act or the Canadian Securities Laws which could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(c) hereof, to prepare and furnish promptly to the Underwriters, at the Company's expense, such amendments or supplements to the Prospectuses as may be necessary to reflect any such change;

         (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the 1933 Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than [May 15, 2006];

         (h) to furnish to you such number of conformed copies of the Registration Statement, as initially filed with the Commission, and of the Canadian Preliminary Prospectus, the Canadian Amended Preliminary Prospectus, if any, and the Canadian Prospectus, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

         (i) to furnish to you promptly and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement
     (i) copies of any reports, proxy statements or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 20-F or 40-F and 6-K, or, if the Company ceases to be a foreign private issuer, on 10-K, 10-Q, 8-K and 14A, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any Canadian or U.S. national securities exchange or inter-dealer quotation system on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries;

         (j) to furnish to you as early as practicable prior to the Time of Purchase and any Additional Time of Purchase, but not later than two Business Days prior thereto, a copy of the latest available unaudited interim or monthly consolidated financial statements of the Company and the Subsidiaries, which such financial statements, if any, have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(f) hereof;

         (k) to apply the net proceeds from the sale of the Shares substantially in the manner set forth under the caption "Use of Proceeds" in the Prospectuses;

         (l) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Form F-X, the Preliminary Prospectuses, the Amended Preliminary Prospectuses, the Prospectuses and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under U.S. state laws and the determination of their eligibility for investment under U.S. state laws as aforesaid (including, with respect to such qualification under U.S. state laws, the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on the TSX or qualification of the Shares for quotation on Nasdaq and any registration thereof under the 1934 Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company's other obligations hereunder;

         (m) to comply with the 1933 Act and Canadian Securities Laws so as to permit the completion of the distribution of the Shares as contemplated by this Agreement and the Prospectuses;

         (n) for a period of 90 days after the date hereof (the "Lock-Up Period"), the Company will not, without the prior written consent of UBS Securities (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or warrants or other rights to purchase Common Shares or any other securities of the Company that are substantially similar to Common Shares, (ii) file or cause to be declared effective a registration statement under the 1933 Act, or to file a prospectus under the Canadian Securities Laws, relating to the offer and sale of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or other rights to purchase Common Shares or any other securities of the Company that are substantially similar to Common Shares, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common

     Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii) except for (A) the registration of the Shares under the 1933 Act, the filing of one or more prospectuses under the Canadian Securities Laws relating to the sale of the Shares and the sales of the Shares to the Underwriters pursuant to this Agreement, (B) issuances of Common Shares upon the exercise of options or warrants or rights of any person to acquire or obligation of the Company to issue any securities disclosed as outstanding or existing in the Registration Statement and the Prospectuses, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectuses; provided, however, if (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90 -day period, the restrictions imposed by this section shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs;

         (o) to use its reasonable best efforts to cause the Common Shares to be listed for quotation on Nasdaq;

         (p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Shares.

         5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant clauses (y)(i), (y)(iii), (y)(iv), (y)(v) or (z) of Section 7 of this Agreement or pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(l) hereof, reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of their counsel.

         6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Purchase and, if applicable, at any Additional Time of Purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) You shall have received at the Time of Purchase and at any Additional Time of Purchase the opinion of Davies Ward Phillips & Vineberg LLP (with the opinion with respect to matters of U.S. law to be given by Davies Ward Phillips & Vineberg (New York)), counsel for the Company, addressed to the Underwriters and dated the Time of Purchase or such Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, in form and substance reasonably satisfactory to UBS Securities, in substantially the form of, and no less favorable to the Underwriters than, Annex A.

         (b) You shall have received at the Time of Purchase and at any Additional Time of Purchase the opinion of Burki Rechtsanwalte, special Swiss counsel to the Company, addressed to the Underwriters and dated the Time of Purchase or such Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, in form and substance satisfactory to UBS Securities, in substantially the form of, and no less favorable to the Underwriters than, Annex B.

         (c) You shall have received at the Time of Purchase and at any Additional Time of Purchase the opinion of Loyens Winandy, special Luxembourg counsel to the Company, addressed to the Underwriters and dated the Time of Purchase or such Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, in form and substance satisfactory to UBS Securities, in substantially the form of, and no less favorable to the Underwriters than, Annex C.

         (d) You shall have received at the Time of Purchase and at any Additional Time of Purchase the opinion of Lahive & Cockfield LLP, counsel to the Company with respect to patents and proprietary rights, addressed to the Underwriters and dated the Time of Purchase or such Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, in form and substance satisfactory to UBS Securities, in substantially the form of, and no less favorable to the Underwriters than, Annex D.

         (e) You shall have received at the Time of Purchase and at any Additional Time of Purchase the opinions of Dewey Ballantine LLP, U.S. counsel for the Underwriters, and Ogilvy Renault, Canadian counsel for the Underwriters, dated the Time of Purchase or such Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, in form satisfactory to UBS Securities, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectuses and such other related matters as the Underwriters may require.

         (f) You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the Time of Purchase and, if applicable, the Additional Time of Purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS Securities, including with respect to the French translation of the financial statements and other financial data derived therefrom contained and incorporated by reference in the Registration Statement and Prospectuses (the "Excluded Information").

         (g) No amendment or supplement to the Registration Statement or the Prospectuses, including documents deemed to be incorporated by reference therein, shall have been filed to which you object in writing.

         (h) The U.S. Prospectus shall have been filed with the Commission in the manner and within the time period required by the 1933 Act.

         (i) The Canadian Prospectus shall have been filed with the Canadian Securities Commission and a receipt obtained therefor.

         (j) Prior to the Time of Purchase, and, if applicable, the Additional Time of Purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings initiated under Section 8(d) or 8(e) of the 1933 Act; (ii) no cease order with respect to the Canadian Prospectus shall have been issued by the Canadian Commissions; (iii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectuses shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (k) Between the time of execution of this Agreement and the Time of Purchase or the Additional Time of Purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

         (l) The Company will, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit B hereto.

         (m) You shall have received signed Lock-up Agreements as contemplated by Section 3(s) hereof.

         (n) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectuses as of the Time of Purchase and, if applicable, the Additional Time of Purchase, as you may reasonably request.

         (o) The Shares shall have been approved for listing on the TSX and for quotation on Nasdaq, subject, in the case of the TSX, to the fulfillment of the usual post-closing requirements and, in the case of Nasdaq, to notice of issuance at or prior to the Time of Purchase or any Additional Time of Purchase.

         7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS Securities or any group of Underwriters (which may include UBS Securities) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the earlier of the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the judgment of UBS Securities or of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectuses, or (y) since the time of the execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange, Nasdaq or the TSX; (ii) a suspension or material limitation in trading in the Company's securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared either by United States, New York State, Canadian or Quebec authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or a declaration by the United States or Canada of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or Canada or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of UBS Securities or of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectuses, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

     If UBS Securities or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder. Except as specifically set forth in this Agreement, the Company shall not be liable for any of the fees or disbursements of counsel to the Underwriters and shall not be liable for any out of pocket or other expenses of the Underwriters whatsoever.

         8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Time of Purchase for a period not exceeding five Business Days in order that any necessary changes in the Registration Statement and the Prospectuses and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

     If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five Business Day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Indemnity and Contribution.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the 1933 Act, the 1934 Act, the Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in the Prospectuses (the term Prospectuses for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectuses and the Prospectuses as amended or supplemented by the Company, as well as any Supplementary Material), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectuses or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectuses or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectuses or necessary to make such information furnished by or on behalf of the Underwriter not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares; provided, however, that, solely with -------- regard to clause (i), the foregoing indemnity agreement with respect to any Prospectus or Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Shares, or any person controlling the Underwriter, if sufficient copies of the Prospectus were timely delivered to such Underwriter pursuant to Section 4 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not given or sent to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise unless the failure to so notify materially prejudices the Company's ability to defend such action, suit or proceeding. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Company), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing an indemnified party who is a party to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
     (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party for such fees and expenses in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the 1933 Act or
     Section 20 of the 1934 Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the 1933 Act, the 1934 Act, the Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise unless the failure to so notify materially prejudices the Company's ability to defend such action, suit or proceeding. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing an indemnified party who is a party to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
     Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

         (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its affiliates, partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of
     Section 15 of the 1933 Act or Section 20 of the 1934 Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectuses.

         10. Information Furnished by the Underwriters. The statements set forth in the [last two paragraphs on the cover page of the Canadian Prospectus, the statements set forth in the last paragraph on the cover page of the U.S. Prospectus and the statements set forth in the tenth, eleventh, twelfth and fourteenth paragraphs] under the caption "Underwriting" in the Prospectuses constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

         11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 275 Armand-Frappier Boulevard, Laval, Quebec H7V 4A7 Canada, Attention: General Counsel.

         12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities or any indemnified party. Each of UBS Securities and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The Company has filed with the Commission a Form F-X appointing CT Corporation System, 111 Eighth Avenue, New York, NY 10011 (212) 894-8400 as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

         14. Judgment Currency. The Company hereby covenants and agrees that the following provisions shall apply to conversion of currency in the case of this
Agreement:

         (a) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the date which judgment is given or the order of enforcement is made, as the case may be. The term "rate(s) of exchange" shall mean the rate at which the Underwriters are able or would have been able on the relevant date to purchase at such money center bank in the City of New York as you designate at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

         (b) The Company hereby agrees to indemnify the Underwriters and each other party related to the Underwriters for which indemnification is contemplated pursuant to Section 9 hereof against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Company on the date of payment of judgment or order is able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

         (c) All calculations under this Agreement based on amounts which are initially in Canadian Dollars will be converted into United States Dollars based on the rate of exchange in effect on the date of calculation and vice versa.

         15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, affiliates, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

         18. Miscellaneous. UBS Securities, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS Securities is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Securities are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

                                      Very truly yours,

                                      NEUROCHEM INC.



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


Accepted and agreed to as of the
date first above written, on
behalf of themselves
and the other several Underwriters
named in Schedule A

UBS SECURITIES LLC
CIBC WORLD MARKETS CORP.
PIPER JAFFRAY & CO.
DESJARDINS SECURITIES INC.
WELLS FARGO SECURITIES, LLC
BMO NESBITT BURNS INC.
FORTIS SECURITIES LLC

By: UBS SECURITIES LLC


By:
    --------------------------------------
    Name:
    Title:


By:
    ---------------------------------------
    Name:
    Title:

                                   SCHEDULE A


                                                                   Number of
Underwriter                                                       Firm Shares
-----------                                                       -----------
UBS Securities LLC.......................................
CIBC World Markets Corp. ................................
Piper Jaffray & Co.......................................
Desjardins Securities Inc. ..............................
Wells Fargo Securities, LLC..............................
BMO Nesbitt Burns Inc....................................
Fortis Securities LLC....................................
     Total...............................................          4,000,000
                                                                   =========

                                   SCHEDULE B


                                  Subsidiaries


Name                                              Jurisdiction of Organization
----                                              ----------------------------
Neurochem (International) Limited                          Switzerland
Neurochem Holdings Limited                                 Switzerland
Neurochem Luxco I S.A.R.L.                                 Luxembourg
Neurochem Luxco II S.A.R.L.                                Luxembourg
Neurochem Luxco I S.C.S.                                   Luxembourg
Neurochem U.S. L.L.C.                                       Delaware

                                     ANNEX A

                 Opinion of Davies Ward Phillips & Vineberg LLP
                 ----------------------------------------------

1. The Company is validly existing as a corporation under the CBCA. The Company has all the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectuses, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein.

2. This Agreement has been duly authorized, executed and delivered by the Company.

3. The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

4. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectuses; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of preemptive rights pursuant to the CBCA and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights. The Shares are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights, other than those which have been waived or in respect of which the holders of such rights have confirmed that such rights are not applicable in connection with the transactions contemplated by this Agreement.

5. The certificates for the Shares conform in all material respects to the requirements of the CBCA and the TSX, and the holders of the Shares will not be subject to personal liability solely by reason of being such holders.

6. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectuses.

7. Except as have been obtained or made under Canadian Securities Laws and U.S. securities legislation and except for those filings with, and those approvals of, the NASD and such as may be required under U.S. state or blue sky laws, as to which we express no opinion, no approval, authorization, consent or order of or filing with any federal, provincial, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution and delivery by the Company of this Agreement, the issuance and sale of the Shares and consummation by the Company of the other transactions contemplated hereby.

8. The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the other transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (a) the articles of incorporation or by-laws of the Company, (b) any of the following agreements:

     (i) License Agreement, dated January 1, 1994, between the Corporation and Parteq Research and Development Innovations;

     (ii) License Agreement, dated January 1, 1999, between the Corporation and Parteq Research and Development Innovations;


                                  Annex A - 1

     (iii) License Agreement, dated May 7, 2003, between 4126335 Canada Inc. and the Corporation;

     (iv) Management Services Agreement, dated March 1, 2003, between Picchio International Inc. and the Corporation and Amending Agreement between such parties dated as of December 1, 2004;

     (v) Research Agreement, dated December 10, 1999, between the Technology Partnerships Canada and the Corporation;

     (vi) Collaboration and Distribution Agreement by and between Neurochem (International) Limited and Centocor, Inc. dated as of December 21, 2004;

     (vii) Exclusive License Agreement between PRAECIS PHARMACEUTICALS INCORPORATED and Neurochem (International) Limited dated as of January 16, 2004;

     (viii) Research Collaboration Agreement between the National Research Council of Canada and the Corporation dated as of December 19, 2003; and

     (ix) Offer of Financing from National Bank of Canada to the Corporation dated July 5, 2004 and accepted by the Corporation on July 6, 2004.

     (c) any Canadian federal or Quebec law, regulation or rule or U.S. federal, state or local law, regulation or rule, or (d) any decree, judgment or order applicable to the Company or any of the Subsidiaries and known to such counsel.

9. Except as set forth in the Registration Statement or Prospectuses, to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, or threatened in writing to which the Company or any of the Subsidiaries or any of their respective directors or officers is or (if threatened) would be a party or to which any of their respective properties is or (if threatened) would be subject, before or by any federal, provincial, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectuses under Canadian Securities Legislation but are not so described.

10. The Company is not and will not, as a result of the offering and sale of the Shares, be (i) required to register as an "investment company" or (ii) "controlled" by an entity required to be registered as an "investment company," as such terms are defined in the Investment Company Act.

11. Except as described in the Registration Statement or the Prospectuses, to such counsel's knowledge, no person has the right, pursuant to the terms of any contract, agreement or other instrument, to cause the Company to register under the 1933 Act or the Quebec Securities Laws any Common Shares or shares of any other share capital or other equity interest of the Company, or to include any such shares or interest in the Registration Statement, the Prospectuses or the offering contemplated thereby, except such rights which have been waived by the holders thereof or in respect of which the holders of such rights have confirmed that such rights are not applicable in connection with the transactions contemplated by this Agreement.

12. The statements set forth in the Registration Statement or the Prospectuses under the headings "Certain income tax considerations," "Enforcement of civil liabilities" and "Eligibility for investment," insofar as they purport to constitute a summary of the terms of documents, contracts or laws, constitute a fair and complete summary in all material respects.

                                  Annex A - 2

13. The TSX has conditionally approved the listing of the Shares, subject to customary listing conditions, and Nasdaq has approved, subject to customary conditions, the Shares for quotation, subject only to notice of issuance at or prior to the Time of Purchase or the Additional Time of Purchase, as the case may be.

14. The Registration Statement and the U.S. Prospectus (except for the financial statements and the notes thereto and the financial data derived therefrom included in the Registration Statement or the U.S. Prospectus, as to which such counsel need express no opinion) and the Form F-X comply as to form in all material respects with the requirements of the 1933 Act.

15. The Registration Statement has become effective under the 1933 Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the Commission; the Form F-X was filed with the SEC prior to the effectiveness of the Registration Statement; and any required filing of the U.S. Prospectus under the 1933 Act has been made in the manner and within the time period required.

16. All documents have been filed, all requisite proceedings have been taken and all approvals, permits, consents and authorizations of the Canadian Commissions have been obtained by the Company under Canadian Securities Laws to qualify the distribution of the Shares in the Provinces through investment dealers or brokers registered under the applicable laws of the relevant Province who have complied with the relevant provisions of such applicable laws.

17. The Canadian Prospectus (excluding the Excluded Information, as to which such counsel need express no opinion) complies as to form in all material respects with the requirements of Canadian Securities Laws, provided that such counsel need express no opinion as to the full, true or plain nature of the disclosure therein contained or as to whether such disclosure contains any misrepresentation (within the meaning of that term under Canadian Securities Laws).

18. The Canadian Prospectus in the French language is in all material respects a complete and proper translation of the Canadian Prospectus in the English language, exclusive of the Excluded Information as to which such counsel need express no opinion.

19. All laws in the Province of Quebec relating to the use of the French language (other than those relating to verbal communications and to which counsel will not be required to opine) will have been complied with in respect of the documents to be delivered to purchasers in such Province in connection with the sale of the Shares, when issued, to purchasers in the Province if such purchasers receive a copy of the Canadian Prospectus and forms of order and confirmation in the French language only, provided that the Canadian Prospectus in the English language and forms of order and confirmation in the English language may be delivered without delivery of the French language versions thereof to physical persons in the Province who have expressly requested them in writing.

20. Each of the Canadian Preliminary Prospectus and the Canadian Prospectus has been duly approved and executed by and on behalf of the Company, and all necessary corporate action has been taken by the Company to authorize the filing thereof with the Canadian Commissions.

21. A court of competent jurisdiction in the Province of Quebec (a "Quebec Court") would uphold the choice of the law of the State of New York ("New York law") as the proper law governing this Agreement and, subject to this paragraph 22, would apply the internal laws of the State of New York, to the extent specifically pleaded and proven, as a question of fact in any action seeking to enforce this Agreement. In the event that enforcement of this Agreement is sought in the Province of Quebec

                                  Annex A - 3
     based on New York law, a Quebec Court would recognize the choice of New York law (other than for matters of procedure or laws in force in Quebec which are of mandatory application by reason of their particular object, with respect to which the laws of the Province of Quebec will be applicable), and, upon adducing appropriate evidence to establish such law, New York law would be applied by a Quebec Court, provided that (a) none of the provisions of this Agreement, including but not limited to the indemnification provisions of this Agreement or of applicable New York law, are determined to be inconsistent with public order as that term is understood in international relations, (b) a Quebec Court would retain discretion to decline to hear such action if, on application by a party,
     (i) another action between the same parties, based on the same facts and having the same object, is properly pending before a foreign court or a decision thereon has already been rendered by a foreign court and such decision meets the requirements for recognition by a Quebec Court, or (ii) it considers that the courts of another jurisdiction are in a better position to decide the issue, (c) the action to enforce this Agreement is commenced within three years from the cause of action, and (d) the provisions of New York law relating to prescription or of a fiscal expropriatory or penal nature would not be applied.

22. Subject to the qualifications contained in paragraphs (a) through (d) below and to the qualification that enforcement in the Province of Quebec of the indemnity provisions set forth in this Agreement may be limited by the laws of the Province of Quebec, such counsel are not aware of any reason under the current laws of the Province of Quebec for a Quebec Court to refuse recognition and enforcement of a judgment of a federal or state court of the United States of America having jurisdiction in the State of New York (a "New York Court") enforcing the performance of this Agreement or for refusing to enforce the choice of law provisions thereof upon the grounds that the outcome of such a judgment is or would be inconsistent with public order as understood in international relations.

          a. A judgment obtained in the State of New York of a New York Court arising out of or in relation to the obligations under this Agreement for a sum of money assessed as damages would be recognized by a Quebec Court and would be enforceable in Quebec (other than in respect of punitive or exemplary damages in connection with which such counsel express no opinion) unless (i) the New York Court which rendered the decision had no jurisdiction according to the laws of the Province of Quebec;
               (ii) the decision was subject to ordinary remedy (appeal, judicial review and any other judicial proceeding which renders the decision not final or enforceable under New York law) or not final or enforceable under New York law; (iii) the decision was rendered in contravention of fundamental principles of procedure (i.e., notice of fair hearing, the right to be heard or the right to independent and impartial tribunal, rules against bias, among others); (iv) a dispute between the same parties, based on the same facts and having the same object has given rise to a decision rendered in Quebec or has been decided in a third country and the decision meets the necessary conditions for recognition in Quebec; (v) the outcome of the decision of the New York Court was manifestly inconsistent with public order as understood in international relations; (vi) the decision enforces obligations arising from the taxation or other public laws of a foreign country unless there is reciprocity between such foreign country and the Province of Quebec; (vii) such judgment was obtained contrary to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or in contravention of provisions contained in and orders made pursuant to the Competition Act (Canada); or (viii) the motion for recognition and declaration for enforcement of such judgment in the Province of Quebec has not been commenced within three years of such judgment. If any such motion for recognition and enforcement is brought before a Quebec Court, such court may only consider whether the conditions of Quebec law for the recognition and enforcement of judgments were met and may not consider the merits of the judgment.


                                  Annex A - 4

          b. A decision rendered by default by any New York Court may not be recognized and enforced in Quebec unless it is established that the act of procedure initiating the proceedings was duly served on the defaulting party in accordance with New York law, subject to the ability of the defaulting party to establish that it was unable to learn of the act of procedure initiating the proceedings or that it was not given sufficient time to offer its defense.

          c. Damages awarded in a currency other than Canadian currency will be converted by the Quebec Court into Canadian currency at the rate of exchange prevailing on the date the judgment became enforceable at the place where it was rendered. The determination of interest payable under a foreign decision (in relation to the laws of the Province of Quebec) is governed by the law of the authority that rendered the decision until its conversion.

          d. In an action on a final and conclusive judgment in personam of a New York Court which is not impeachable as void or voidable under New York law, a Quebec Court would not refuse to recognize the jurisdiction of the court rendering such judgement on the basis of process having been served on the defaulting party's U.S. agent for service, provided such party has validly authorized the appointment of its U.S. agent for service as its authorized agent for the purpose of this Agreement.

23. The Shares are, as of the date hereof, qualified investments under the Income Tax Act (Canada) and the regulations thereunder for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans and are not "foreign property" for the purposes of part XI of such Act.

24. Neurochem (International) Limited has filed the required declarations under An Act respecting the legal publicity of sole proprietorships, partnerships and legal persons (Quebec) to carry on its business in the Province of Quebec as presently proposed to be conducted.

25. The Neurochem U.S. L.L.C. (the "LLC") is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses.

26. All of the outstanding limited liability company interests (which are in the form of common shares) of the LLC have been duly authorized and validly issued, and are owned of record by the Company.

27. The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the Certificate of Formation or the Operating Agreement of the LLC.

         In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectuses, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectuses were discussed and, although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectuses (except as and to the extent stated in subparagraphs (4), (6) and (12) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a

                                  Annex A - 5
material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading, or that the Prospectuses, as of the date of the Prospectuses and as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data derived therefrom included in the Registration Statement and the Prospectuses).


                                  Annex A - 6

                                     ANNEX B

                         Opinion of Burki Rechtsanwalte
                         ------------------------------

1. Each of Neurochem (International) Limited and Neurochem Holdings Limited (the "Swiss Subsidiaries") has been duly organized and is validly existing as a corporation (or, in the case of the LP, as a limited partnership) in good standing under the laws of Switzerland, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses.

2. All of the outstanding shares of capital stock or other equity interests of each of the Swiss Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable. The outstanding shares of capital stock or other equity interests of Neurochem Holdings Limited are held by Neurochem Luxco II S.A.R.L. and the outstanding shares of capital stock or other equity interests of Neurochem (international) Limited are held by Neurochem Holdings Limited. To such counsel's knowledge, no third party has any encumbrance or adverse claim on the outstanding shares of stock or other equity interests (if any) of each of the Swiss Subsidiaries. To such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or other equity interests in the Subsidiaries are outstanding (other than to other entities wholly-owned, directly or indirectly by the Company.

3. The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under)
     (a) the articles of association of either of the Swiss Subsidiaries or (b) Swiss law.

4. To such counsel's knowledge, neither of the Swiss Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (a) its respective articles of association or (b) Swiss law; and

5. To such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which any of the Swiss Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law, before or by any Swiss federal or cantonical governmental or regulatory commission, board, body, authority or agency.

                                   Annex B - 1

                                     ANNEX C

                            Opinion of Loyens Winandy
                            -------------------------

1. Each of Neurochem Luxco I S.A.R.L., Neurochem Luxco II S.A.R.L. and the LP (the "Luxembourg Subsidiaries") has been duly organized and is validly existing as a corporation (or, in the case of LP, as a limited partnership) under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses.

2. All of the outstanding shares of capital stock or other equity interests of each of the Luxembourg Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, either directly or indirectly through one or more Subsidiaries, in each case subject to no security interest, other encumbrance or adverse claim. To such counsel's knowledge after due inquiry, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or other equity interests in the Subsidiaries are outstanding.

3. The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under)
     (a) the articles of incorporation, by-laws or other organizational documents of any of the Luxembourg Subsidiaries, (b) applicable Luxembourg law or (c) any decree, judgment or order applicable to any of the Luxembourg Subsidiaries.


                                   Annex C - 1

                                     ANNEX D

                        Opinion of Lahive & Cockfield LLP
                        ---------------------------------

1. To such counsel's knowledge, the statements (i) in the Registration Statement and Prospectuses under the captions "Risk Factors -- We may not obtain adequate protection for our products through our intellectual property," "Risk Factors -- We may infringe the intellectual property rights of others" and "Business -- Intellectual Property" and (ii) in the Company's Annual Report on Form 40-F under the caption "H-Intellectual Property", which is incorporated by reference in the Registration Statement and Prospectus, are accurate and complete statements or summaries of the matters therein set forth and handled by them as set forth in the attached Patent Schedule. Nothing has come to their attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses or any supplements thereto, at the date of such Prospectuses or such supplements and at the Time of Purchase or the Additional Time of Purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

2. To such counsel's knowledge, except as described in the Registration Statement and Prospectuses, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, other than Patent and Trademark Office review of pending applications for patents, copyrights and trademarks and (b) no such proceeding are threatened or contemplated by governmental authorities or others.

3. Such counsel does not know of any contracts or other documents, relating to the Company's patents (as listed in the Patent Schedule), trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement which have not been so described or filed.

4. Except as set forth in the Registration Statement or Prospectuses, to their knowledge, (a) the Company is not infringing or otherwise violating, any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others, and (b) there are no infringements by others of any of the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials which in such counsel's judgment could affect materially the use thereof by the Company.

5. Such counsel have no knowledge of any facts which would preclude the Company from having valid license rights or clear title (either by way of sole or joint ownership) to the patents referenced in the Registration Statement and the Prospectuses. Such counsel have no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statement and the Prospectuses, except as described in the Registration Statement and Prospectuses. Such counsel are unaware of any finding of unenforceability or invalidity of any of the Company's patents and other material intellectual property and assets, except as described in the Registration Statement and Prospectuses.

6. Such counsel are not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such

                                   Annex D - 1
     applications, or (b) would lead them to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                                   Annex D - 2

                                    EXHIBIT A
                                    ---------


                                 Neurochem Inc.
                                 --------------


                                  Common Shares

                         (Without Nominal or Par Value)



                                                                          [Date]


UBS Securities LLC
Together with the other Underwriters named on Schedule A to the Underwriting Agreement referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Neurochem Inc. (the "Company") and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the "Offering") of Common Shares, without nominal or par value, of the Company (the "Common Shares").

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 90 days after the date of the Underwriting Agreement relating to the Offering the undersigned will not, without the prior written consent of UBS Securities LLC ("UBS Securities"), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or participate in the filing of a preliminary or final prospectus with any Canadian securities administrator or a registration statement with the U.S. Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Shares pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up


                                  Exhibit A - 1

Letter Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement.

In addition, if (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Shares in connection with the filing of a preliminary or final prospectus or a registration statement relating to the Offering. The undersigned further agrees that, for a period of 90 days after the date of the Underwriting Agreement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities, make any demand for, or exercise any right with respect to, the registration of Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Time of Purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.


                                        Yours very truly,


                                        ________________________________________
                                         Name:


                                  Exhibit A - 2

                                   EXHIBIT A-1
                                   -----------


                     Shareholders to Sign Lock-up Agreements
                     ---------------------------------------

                      P.P. Luxco Holdings II s.a.r.l.
                      Dr. Francesco Bellini, O.C.
                      Dr. Colin B. Bier
                      Mr. Jean-Guy Desjardins
                      Mr. Peter Kruyt
                      Mr. Francois Legault
                      Dr. Frederick H. Lowy
                      Mr. John P. Molloy
                      Mr. Ronald M. Nordmann
                      Mr. Graeme K. Rutledge
                      Dr. Emil Skamene
                      Dr. Andreas Orfanos
                      Mr. Mariano Rodriguez
                      Dr. Philippe Calais
                      Dr. Daniel Delorme
                      Dr. Denis Garceau
                      Dr. Lise Hebert
                      Ms. Christine Lennon
                      Dr. Shona McDiarmid
                      Mr. David Skinner
                      Ms. Judith Paquin




                                Exhibit A - 1 - 1

                                    EXHIBIT B
                                    ---------


                              Officers' Certificate
                              ---------------------



1.   I have reviewed the Registration Statement and the Prospectuses.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Time of Purchase and, if applicable, the Additional Time of Purchase.

3. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Time of Purchase and at or before the Additional Time of Purchase, as the case may be.

4. The conditions set forth in paragraphs (j) and (k) of Section 6 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statement and the Prospectuses fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement and the Prospectuses, as the case may be.



                                  Exhibit B - 1